Themes China Generative Artificial Intelligence ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 98.2%	Shares	Value
Consumer Discretionary Products - 0.6%
ECARX Holdings, Inc. - Class A (a)	70,824	$121,817

Financial Services - 1.1%
Bairong, Inc. (a)(b)	165,100	246,079

Industrial Products - 4.0%
RoboSense Technology Co. Ltd. (a)	181,800	854,958

Media - 22.3%
360 Security Technology, Inc. - Class A	604,500	966,245
Baidu, Inc. - ADR (a)	11,078	1,447,452
Kingsoft Corp. Ltd.	286,800	1,048,041
Kuaishou Technology (b)	157,000	1,290,060
		4,751,798

Retail & Wholesale - Discretionary - 4.9%
Zhejiang Dahua Technology Co. Ltd. - Class A	382,900	1,037,775

Software & Technology Services - 30.6% (c)
AInnovation Technology Group Co. Ltd. - Class H (a)(b)	205,500	149,187
Arcsoft Corp. Ltd. - Class A	115,600	818,843
Beijing Fourth Paradigm Technology Co. Ltd. - Class H (a)	134,400	760,184
Cambricon Technologies Corp. Ltd. - Class A (a)	7,300	1,416,042
Iflytek Co. Ltd. - Class A	147,600	1,062,199
Kingsoft Cloud Holdings Ltd. (a)	1,277,500	904,445
TRS Information Technology Corp. Ltd. - Class A (a)	334,800	953,403
Tuya, Inc. - ADR	99,800	210,578
WiMi Hologram Cloud, Inc. (a)	4,000	9,480
Yidu Tech, Inc. (a)(b)	361,700	243,993
		6,528,354

Tech Hardware & Semiconductors - 34.7% (c)
Foxconn Industrial Internet Co. Ltd. - Class A	161,400	1,433,122
Hygon Information Technology Co. Ltd. - Class A	46,000	1,477,195
IEIT Systems Co. Ltd.	107,300	1,022,614
Montage Technology Co. Ltd. - Class A	60,800	1,024,912
Xiaomi Corp. - Class B (a)(b)	253,900	1,282,109
Yuanjie Semiconductor Technology Co. Ltd. - Class A	12,500	1,148,355
		7,388,307
TOTAL COMMON STOCKS (Cost $21,438,361)		20,929,088

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (d)	23,513	23,513
TOTAL MONEY MARKET FUNDS (Cost $23,513)		23,513

TOTAL INVESTMENTS - 98.3% (Cost $21,461,874)		20,952,601
Other Assets in Excess of Liabilities - 1.7%		359,402
TOTAL NET ASSETS - 100.0%		$21,312,003

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $3,211,428 or 15.1% of the Fund’s net assets.

(c)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Themes China Generative Artificial Intelligence ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$20,929,088	$–	$–	$20,929,088
Money Market Funds	23,513	–	–	23,513
Total Investments	$20,952,601	$–	$–	$20,952,601

Refer to the Schedule of Investments for further disaggregation of investment categories.